EMPLOYEE BENEFIT PLANS - Expected Future Benefits (Details) - Postretirement Medical Benefit Plans $ in Thousands	Dec. 31, 2015 USD ($)
Expected future benefits to be paid related to the postretirement medical benefit obligation
2016	$ 362
2017	433
2018	473
2019	535
2020	561
2021 and thereafter	2,600
Total	$ 4,964